Exhibit 99.1

Investor Presentation Third Quarter 2011 www.inlandrealestate.com NYSE: IRC November 2011

IRC SNAPSHOT PROFILE Inception 1994; self-administered and self-managed 2000; listed on NYSE June 2004 Target Upper Midwest markets 83% of retail SF in high density infill locations in Chicago & Minneapolis MSAs 159 Neighborhood, Community, Power, Lifestyle centers and single-tenant properties 1 14 million SF of leasable space under management 1 $1.8 billion in asset acquisition value 1 $1.6 billion total capitalization 2 Source: Company filings. Portfolio data current as of 9/30/11 (1) Includes one non-retail property and retail properties in unconsolidated joint ventures at 100 percent; excludes development JVs and non-owned, managed IPCC JV properties; $1.6B in assets based on full purchase price acquisition value. (2) Includes pro rata share of debt related to unconsolidated joint ventures as of 9/30/11.

EXPERIENCED LEADERSHIP TEAM Management Inland Tenure Background / Experience Mark Zalatoris President & CEO 26 yrs. Appointed president & CEO April 2008; EVP & COO 2004-2008; CFO 1994-2004; extensive knowledge of portfolio Brett Brown Executive Vice President & Chief Financial Officer 7 yrs. (15 yrs. at Great Lakes REIT) Extensive public company reporting experience; former Great Lakes REIT SVP – Financial Reporting Scott Carr Executive Vice President, IRC & President, Inland Commercial Property Management Inc. 23 Yrs. Has overseen property management operations since 1994; strong retailer relationships William Anderson Vice President, Transactions 21 Yrs. Skilled at analyzing, negotiating retail center acquisitions & dispositions Senior Leadership Thomas D’Arcy Non-executive chairman of the board 6 yrs. as IRC independent director & audit committee member (20+ yrs. real estate experience) President & CEO of Grubb & Ellis; formerly CEO of a publicly traded, Midwest-focused shopping center REIT LEADERSHIP TEAM AVERAGES 20+ YEARS REAL ESTATE EXPERIENCE

OPERATING STRATEGY Defensive portfolio – primarily value and necessity retail Centers with grocer / drug / discount component 77% of total portfolio retail gross leasable area (GLA) Resilient Midwest markets Strong demographics dense populations, high incomes, diverse economies High barriers to entry Portfolio scale in core markets Facilitates retailer market launches, expansions and relocations Asset clustering in key submarkets Provides leasing flexibility & management efficiencies – including pricing power with vendors

OPERATING STRATEGY Leasing / portfolio management expertise produces highly occupied portfolio Local market sharp shooter Leased occupancy: 93.8% 1 ; one of the highest in our peer group 2 YTD at 9/30/11: 249 leases signed for over 1.4 million SF of GLA, on pace with prior year Positive rental rate trends reflect strength of locations / more level playing field in lease negotiations New leases average base rent increased 4.1% YTD as of 9/30/11 Renewal leases average base rent increased 7.5% YTD as of 9/30/11 Source: Company and company filings as of 9/30/11; (1) Based on total portfolio as of 9/30/11; (2) REIT peer group includes CDR, DDR, EQY, FRT, KIM, KRG, RPT, REG, WRI. High quality, diversified tenant base Focus on #1, #2 grocers in primary markets: Jewel/Cub (SuperValu), Dominick’s (Safeway), Roundy’s represent 15% of annual base rent (ABR) in aggregate Limit tenant exposure: no single tenant accounts for more than 3% of ABR, excluding top 3 grocer tenants 72% ABR from high credit quality national retailers1

OPERATING STRATEGY Strong balance sheet focus Sources of opportunity capital in place: $300 MM credit facilities includes $150 MM line of credit; competitive terms, matures June 2014 ATM equity program established in ‘09: sold $32.5 MM in common stock as of 9/30/11; authorized to issue up to $100 MM Issued 8.125% Series A Cumulative Redeemable Preferred Stock 10/6/11: 2 million shares @ $25/share for net proceeds of $48.4 MM PGGM joint venture to provide $70 MM toward contributed properties, $60 MM toward new acquisitions Extended debt maturity profile: Weighted average term of debt as of 9/30/11: 3.2 years Total debt-to-total market capitalization rate: 59.8% as of 9/30/11 Joint ventures have potential to increase fee income & add value Formed asset-based JVs with institutional partners: JV with New York State Teachers Retirement System (fully invested) JV with PGGM, Dutch pension fund administrator/asset manager – IRC’s primary growth vehicle through 2-year investment period Established asset management JV with Inland Private Capital Corp. (IPCC) Source: Company press releases and filings as of 11/3/11

CORE MARKETS Chicago and Minneapolis. Sources: IRC MSA leased occupancy from Company; MSA average occupancy from CB Richard Ellis MarketView Third Quarter 2011 reports. Note: IRC market summary & MSA portfolio occupancy rates exclude non-retail properties & development JVs; based on IRC’s pro-rata share of properties in unconsolidated JVs. Centers are well located in IRC’s core markets as demonstrated by the portfolio’s occupancy statistics Occupancy is consistently 200-400+ basis points higher than core MSA averages IRC Midwest locations MSA # of Retail Properties Total Retail GLA (MM) % of Retail Portfolio Chicago MSA 87 8,914,335 65.17% Minneapolis MSA 28 2,452,766 17.93% Other Markets 43 2,310,570 16.89% Total 158 13,677,671 100.0% IRC Market Summary @ 9/30/11 (Total Portfolio) MSA IRC Portfolio Occupancy (1) CBRE MSA Average Occupancy (1) IRC Variance to MSA Chicago MSA 93.2% 90.4% + 283 bps Minneapolis MSA 96.7% 92.3% + 444 bps Total Portfolio Leased Occupancy @ 9/30/11

Chicago MSA is the third largest metropolitan market in the U.S. with a population base of 9.5 million Economy: $500 billion in size; globally-diversified, including 160 company headquarters, 30 Fortune 500 companies Labor force data: 4.5 million jobs; unemployment rate 9.6% as of September 2011 CHICAGO MARKET SNAPSHOT Sources: Market information: Chicagoland Chamber of Commerce website; unemployment rate: U.S. Bureau of Labor Statistics (preliminary data). Retailer information: The 2011 Retail Business Market Research Handbook, published by Richard K. Miller & Associates; Melaniphy’s Chicagoland Retail Sales Report 4/11. Chicago-Naperville-Joliet, IL-IN-WI Retail Sector Annual Sales Market Leaders (in Order) Supermarkets $ 18.14 billion Jewel/SUPERVALU, Dominick’s/Safeway General Merchandisers $ 12.59 billion Wal-Mart, Target Drug Stores $ 9.70 billion Walgreens, CVS Apparel $ 4.65 billion Furniture / Electronics $ 5.52 billion

MINNEAPOLIS MARKET SNAPSHOT Sources: Market information: GDP information from the U.S. Dept. of Commerce Bureau of Economic Analysis (2009 data); other market information sourced from the Minneapolis Chamber of Commerce and the Greater MSP Regional Economic Development Partnership (http://metromsp.org); Labor force data: Forbes, “America’s Best and Worst Job Markets” , January 2011; Unemployment rate: U.S. Bureau of Labor Statistics (preliminary data). Retailer information: The 2011 Retail Business Market Research Handbook, published by Richard K. Miller & Associates Minneapolis-St. Paul-Bloomington, MN-WI Retail Sector Annual Sales Market Leaders (in Order) Supermarkets $ 5.77 billion Cub/SUPERVALU, Roundy’s, Target, Byerly’s/Lund’s General Merchandisers $ 6.79 billion Target, Wal-Mart, Costco Drug Stores $ 2.44 billion Walgreens, Snyder’s Minneapolis-St. Paul MSA is the 16th largest metropolitan market in the U.S. with a population base of 3+ million Economy: Gross Domestic Product (GDP) of $190 billion; home to 20 Fortune 500 companies Labor force data: 4th top job market in U.S. per Forbes ; unemployment rate 6.0% as of Sept. 2011

Assets: DOMINANT REIT IN PRIMARY MARKETS IRC is the largest shopping center REIT operating in the greater Chicago & Minneapolis markets (MSAs) based on retail SF and number of assets MINNEAPOLIS-ST. PAUL MSA Data includes shopping centers plus single tenant retail properties with JVs at 100%. IRC data based on total portfolio as of 9/30/11. Peer data source: SNL as of 8/24/11, peers’ supplementals, SEC filings and property lists. CHICAGO MSA 8,914 4,369 2,453 1,615 752 401 304 285 2,364 1,125 484 266 IRC 87 KIM 32 REG 18 DDR 8 FRT 4 RPT 3 WRI 1 KRG 4 IRC 27 KIM 6 REG 3 DDR 1 Gross Leasable Area (Square Ft. in Thousands

STRONG MARKET DEMOGRAPHICS IRC data source: Claritas 3-mile data as of March 2011. IRC stats are an average of Claritas’ three-mile data for all stabilized IRC retail properties. Peer data source: Green Street Advisors, “An Even Better Way to Value Strip Centers – April 26, 2011.” IRC’s retail centers are supported by strong demographics and high barriers to entry These traits enhance the portfolio’s resiliency and protect it from new supply MEDIAN 3-MILE HOUSEHOLD INCOME AVERAGE 3-MILE POPULATION $81,500 $76,000 $70,000 $61,000 $60,000 $59,500 $54,500 FRT REG IRC KIM EQY WRI DDR 136,500 98,500 92,500 90,000 89,000 73,500 63,000 FRT WRI KIM REG IRC EQY DDR

TOTAL PORTFOLIO COMPOSITION GLA BY TYPE OF CENTER / ANNUAL BASE RENT BY TYPE OF TENANT (1) Data as of 9/30/11. Notes: Total portfolio data excludes non retail IPCC JV properties Total Portfolio GLA by Property Type Total Portfolio Annual Base Rent by Retailer Type Defensive focus: centers with grocer/drug/discount component comprise 77% of total retail GLA National and regional retailers comprise 76% of total portfolio annual base rent Jewel/Cub (SuperValu) 7% Dominick's (Safeway) 4% Roundy's 4% TJX Co. 3% Carmax 2% Best Buy 2% Walgreens 2% PetSmart 2% Kroger 2% Bed Bath & Beyond 2% Retail Ventures (DSW) 1% Michael's 1% Sports Authority 1% GAP 1% OfficeMax 1% Party City 1% Dollar Tree 1% Other National Retailers 35% Regional Retailers 4% Local Retailers 24% Single-tenant 10% Lifestyle 4% Power 34% Neighborhood/Community 52%

DIVERSIFIED TENANT BASE IRC’s portfolio contains a strong and diversified tenant base IRC’s top three tenants are the leading grocers in their respective markets Source: Company filings as of 9/30/11. Notes: (1) Annualized rent includes joint venture partner’s pro rata share. (2) Includes 10 Jewel Food Stores and 8 Cub Food Stores. (3) Includes 5 Roundy’s, 2 Pick ‘N Save, 1 Super Pick ‘N Save (4) Includes 5 TJ Maxx, 9 Marshalls and 1 Home Goods stores. (5) Includes 1 Kroger and 4 Food 4 Less stores. (6) Includes 4 Bed Bath & Beyond and 3 BuyBuy Baby stores. (7) Includes 8 Old Navy stores and 1 GAP store. (8) Includes 16 Dollar Tree and 1 Deal$. Tenant Name Number of Stores Annual Base Rent (1) (in thousands) % of Annual Base Rent GLA Square Feet % of Total Square Footage Jewel / Cub (SuperValu) (2) 18 $12,011 7.31% 1,131,817 8.18% Dominick's (Safeway) 8 6,345 3.86% 527,671 3.81% Roundy's (3) 8 6,231 3.79% 537,236 3.88% TJX Companies, Inc. (4) 15 4,983 3.03% 488,247 3.53% Carmax 2 4,021 2.45% 187,851 1.36% Best Buy 5 3,995 2.43% 228,758 1.65% Walgreens 12 3,825 2.33% 173,745 1.26% PetSmart 10 3,141 1.91% 242,957 1.75% Kroger (5) 5 2,990 1.82% 314,109 2.27% Bed Bath & Beyond (6) 7 2,475 1.51% 257,718 1.86% DSW Shoes (Retail Ventures) 5 2,361 1.44% 119,515 0.86% Michael's 8 2,320 1.41% 178,048 1.29% The Sports Authority 3 1,851 1.13% 134,869 0.97% The GAP (7) 9 1,784 1.09% 146,778 1.06% OfficeMax 6 1,737 1.06% 144,596 1.04% Party City 10 1,717 1.04% 118,788 0.86% Dollar Tree (8) 17 1,687 1.03% 175,559 1.27% Total 148 $63,474 38.64% 5,108,262 36.90% Total Portfolio Major Tenant Summary (1% or More of Annual Base Rent)

 For 3Q11 signed 87 leases for 370,115 SF of GLA in the total portfolio, an increase in SF leased of 13.3% year-over-year For 3Q11, 5th consecutive quarter of stable or positive spreads on new leases & continued positive leasing spreads on renewals; reflects strength of locations & more level playing field with regard to lease negotiations TOTAL PORTFOLIO RENT SPREADS: RELEASING & RETENANTING OPERATING FUNDAMENTALS + 6.6% + 12.0% + 8.2% + 3.4% + 5.0% - 0.1% + 11.0% + 3.6% + 5.1% + 4.2% $14.95 $15.92 $13.06 $12.14 $13.65 $10.56 $10.51 $11.56 $12.42 $11.88 $15.94 $17.84 $13.70 $12.13 $14.35 $10.91 $11.67 $12.51 $12.94 $12.30 3Q10 Renewals 3Q10 New Leases 4Q10 Renewals 4Q10 New Leases 1Q11 Renewals 1Q11 New Leases 2Q11 Renewals 2Q11 New Leases 3Q11 Renewals 3Q11 New Leases Former Average Base Rent Per Sq. Ft. New Average Base Rent Per Sq. Ft.

WELL STAGGERED LEASE EXPIRATIONS No more than 12.3% of total portfolio annualized base rent expected to roll in any one year through 2019 Source: Company filings as of 9/30/11. (1) Based on total portfolio (consolidated and unconsolidated properties) and IRC percent ownership) LEASE ROLLOVER AS A % OF CONTRACTUAL RENT1 2.3% 8.1% 11.3% 12.3% 10.0% 10.1% 8.7% 5.8% 6.5% 2011 2012 2013 2014 2015 2016 2017 2018 2019

Tenant # Leases Signed by IRC Annual Base Rent Roundy’s / Pick ‘N Save 6 Leases $ 3.9 Million Kroger / Food 4 Less 4 Leases $ 2.6 Million Dollar Tree 17 Leases $ 1.7 Million Gordmans 3 Leases $1.5 Million Ross Dress for Less 6 Leases $1.5 Million Ulta 5 Leases $1.2 Million Hobby Lobby 2 Leases $ 1.2 Million JoAnn Stores 5 Leases $ 1.2 Million BuyBuy Baby 3 Leases $ 1.0 Million Party City 5 Leases $ 0.8 Million Famous Footwear 6 Leases $ 0.7 Million Old Navy 3 Leases $ 0.7 Million PetSmart 2 leases $ 0.6 Million TJX Co. 2 Leases $ 0.5 Million Five Below 2 Leases $ 0.2 Million LEASING EFFICIENCIES Market Concentration Facilitates Multiple Lease Signings Note: Data reflects in-place leases signed by IRC 2004 to 9/30/11; excludes leases that were already in place when properties were acquired by IRC. Annual base rent is based on September 2011 rent annualized.

GROWTH FROM EXISTING PORTFOLIO Asset Improvement Initiatives Income Growth + Value Enhancement Completed Asset Improvement Initiatives Property Ownership Value-Add Initiative Cost ROI 1 Yr Completed Algonquin Commons, Algonquin, IL NYSTRS JV GLA expansion New tenant: Gordmans $ 3.7 MM 18.5% 2011 Rivertree Court, Vernon Hills, IL Direct Theater conversion & GLA expansion. New tenant: Gordmans $ 3.3 MM 22.0% 2011 Medina Marketplace, Medina, OH Direct GLA Expansion for Existing Tenant (Giant Eagle), plus Outlot Addition $ 1.9 MM 12.7% 2010 Park Place, St. Louis Park, MN Direct GLA Expansion $ 0.6 MM 25.4% 2010 Plymouth Town Center, Plymouth, MN Direct Outlot Addition $ 2.5 MM 15.2% 2009 Regal Showplace Outlots, Crystal Lake, IL NYSTRS JV Outlot Addition $ 1.8 MM 15.6% 2008 Mapleview Plaza, Grayslake, IL NYSTRS JV GLA Expansion $ 0.9 MM 19.9% 2008 Riverdale Commons, Coon Rapids, MN Direct GLA Expansion $ 2.7 MM 24.8% 2008 Woodfield Commons (Tower Records), Schaumburg, IL NYSTRS JV Repositioning $ 1.2 MM 47.2% 2007 Burnsville Crossing Outlot, Burnsville, MN Direct Outlot Addition $ 2.1 MM 13.3% 2007 Mankato Heights, Mankato, MN Direct GLA Expansion $ 1.7 MM 15.9% 2006 Greentree Center, Caledonia, WI NYSTRS JV GLA Expansion $ 2.9 MM 24.3% 2006 22nd Street (Party City), Oakbrook Terrace, IL Direct Repositioning $ 2.1 MM 11.2% 2005 Maple Park Place, Bolingbrook, IL Direct Repositioning $ 3.5 MM 15.6% 2005 TOTAL: $30.9 MM 20.1% 2 Notes: (1) Annual return on investment (ROI ) is based on new capital and actual lease up (2) Averaged annual return on investment (ROI)

GROWTH FROM EXISTING PORTFOLIO Asset Improvement Initiatives Income Growth + Value Enhancement In-Process Asset Improvement Initiatives Property Value-Add Initiative Cost ROI 1 Est. Completion Salem Square, Countryside, IL Repositioning & 2 outlot additions $ 3.1 MM 10.2% 2012 Crystal Point, Crystal Lake, IL Redevelopment of outlot $ 1.8 MM 11.0% 2012 Edinburgh Festival Outlots, Brooklyn Park, MN Outlot addition $ 2.5 MM 13.0% 2012 TOTAL: $7.4 MM Note: (1) Projected ROI is based on new capital and is pending lease up Salem Square Before Repositioning Salem Square After Repositioning

Savannah Crossing: Essentially Complete DEVELOPMENT PROJECTS Inland Venture Corporation / Expanded Taxable REIT Subsidiary Established primarily as a way to expand portfolio Add completed assets to portfolio at pre-negotiated market discount or sell them for a profit Six development JV projects as of 9/30/11, representing 2.1 MM SF of retail GLA Orchard Crossing completed -- added to consolidated portfolio 2/2011; Two projects categorized as “active”; remainder “land held for development” IRC and successful established developers form a “union of expertise” Developers skilled at sourcing sites, securing big-box anchors IRC contributes financing, leasing, property management expertise to enhance productivity of new developments Programmatic JV structures provide opportunities for future projects with existing partners IRC gains benefits of multiple development talent pools Diversifies risk Leverages unique strengths / geographic expertise of each developer Orchard Crossing: Completed

(1) As of 9/30/2011; includes sold core properties and properties acquired through unconsolidated joint ventures at 100 percent. Excludes IPCC JV acquisitions that were completed with no equity contribution from IRC. (2) Acquisition value represents full purchase price, including potential earn-outs. ACQUISITION HISTORY 8.56% weighted average cap rate for assets acquired 1995 – 2011 YTD1 Over half of IRC portfolio acquisitions have been principal to principal transactions; typically get best pricing in private deals PORTFOLIO ACQUISITION HISTORY (1) Acquisition Cap Rate IPCC Acquisitions 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% $0 $50 $100 $150 $200 $250 $300 $350 $400 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Weighted Average Cap Rate Acquisitions ($MM) IRC/NYSTRS/PGGM Acquisitions

MAINTAINING A STRONG BALANCE SHEET Equity sales enhance liquidity; provide capital for opportunistic acquisitions: ATM program: sold 3.8 million shares @ average price of $8.52/share since inception; net proceeds of $31.7 MM utilized primarily for IPCC JV acquisitions Preferred stock offering: issued 2 million shares of 8.125% Series A Cumulative Redeemable Preferred Stock @ $25/share 10/2011; expect to use net proceeds of $48.4 MM to pursue acquisition opportunities & retire portion of debt obligations Financing activity: $300 MM credit facilities: amendments negotiated 1H 2011 expected to provide annual interest expense savings of $3 MM Extended maturity date by one year to June 2014 & decreased fees on unused portion of line of credit facility Lowered capitalization rate & implied debt service rate used in covenant calculations to provide additional flexibility Removed LIBOR floor; reduced spread between interest rate on borrowings & LIBOR base rate to graduated rate that varies with IRC leverage ratio Secured debt: addressed all 2011 maturities ($63.8 MM) as of November 1; closed $60.6 MM of new loans YTD as of 9/30/11 Development JVs: minimal near term construction funding required as early projects operating & later projects delayed In 3Q09 extended for up to 2 yrs. $80 MM of development JV loans, invested $19 MM in preferred equity to pay down principal on loans, and negotiated dollar for dollar reductions in guarantees on certain projects Currently negotiating extensions for development joint venture loans scheduled to mature in 2011 Convertible senior notes: Completed tender/exchange of 4.625% convertible senior notes due 2026 (“Old Notes”) on 8/6/10 Repurchased $15 MM of principal amount in Old Notes Exchanged $29.2 MM of principal amount in Old Notes due 2026 for 5.0% convertible notes due 2029 (“New Notes”) Repurchased $2.7 MM of principal amount in Old Notes 9/2011 ($72.7 MM repurchased since 12/2008) In documentation stages for $50 MM, 7-yr term loan that can be used in conjunction with line of credit to retire $78.1 MM of principal amount in Old Notes w/first put date 11/15/11 that remains outstanding; term loan all-in rate of 3.5% versus Old Notes rate of 5.875% (reported rate per accounting rules) represents significant interest expense savings for IRC

CONSOLIDATED DEBT MATURITIES Notes: Secured debt includes principal amortization through maturity. (1) 2011 maturities include $80.8 MM of convertible notes at first put date in 11/2011. (2) Added $90.9 MM of secured debt for Algonquin Commons change of control; in 2Q11, extended maturity date of $300MM credit facilities by one year to June 2014. CONSOLIDATED DEBT AS OF 9/30/11 $102.6 $383.1 $82.6 $60.0 $150.0 $29.2 $143.9 $20.2 $62.9 $11.2 $70.3 $7.7 2011 (1) 2012 2013 2014 (2) 2015 2016 2017 2018 2019 2020 2021 Secured Debt Line of Credit Convertible Notes Term Loan $ in Millions

JOINT VENTURE STRATEGIES Diversify Capital Resources + Expand Platform + Drive Future Growth Asset Management and Asset Based Joint Venture Strategies Retail Focus IRC Knowledge High Quality Partners ‘Union of Expertise’ Long-term Asset Management Role Value-enhancing

ASSET MANAGEMENT JOINT VENTURE Inland Private Capital Corporation (IPCC) Joint Venture “Union of Expertise” – Venture formed 9/06 to leverage growth potential of 1031 exchange business IRC provides acquisition / asset management expertise & balance sheet capacity IPCC provides syndication expertise and access to large broker / dealer network IRC earns fee income; takes long-term asset management role 2007-2009: Venture acquired $331.5 MM worth of assets 5 retail properties aggregating 268,900 SF / $55.8 MM acquisition value 10 office properties aggregating 1.6 million+ SF / $275.7 MM acquisition value 2010: Venture acquired $50 MM worth of assets 118,000 SF Farnam Tech Center office buildings: $18.0 MM 36,773 SF University of Phoenix office building: $8.8 MM Acquired 9/2010; 100% sold 4/2011 Two retail assets marketed as part of four property package 1: Acquired 8/2010 & 9/2010; 100% sold 7/2011 61,048 SF single-tenant retail property leased to Copps Food Center (Roundy’s): $11.7 MM 116,340 SF Harbor Square Plaza: $11.3 MM 2011: Venture has acquired nearly $100 MM worth of assets 2 66,393 SF single-tenant retail leased to Mariano’s grocery (Roundy’s): $20.8 MM Acquired 3/2011; 100% sold 7/2011 16 net leased, single-tenant retail assets (marketed as one package): $46.9 MM Acquired 4/2011; 83% sold 9/30/11 6 retail assets net leased to Walgreens (marketed as one package): $32.0 MM Acquired 6/2011; 4% sold 9/30/11 Notes: (1) Four property package includes Walgreens Island Lake, IL & CVS Elk Grove, CA which were not sourced by IRC. (2) As of 9/30/11.

ASSET-BASED JOINT VENTURE New York State Teachers’ Retirement System (NYSTRS) JV Joint venture formed in 2004 to acquire Midwest retail assets Joint venture portfolio currently includes $334 MM in assets (acquisition value) $174 MM in assets contributed by IRC to the JV $160 MM in assets acquired for the JV 2004-2006 Allocated capital is fully invested Orland Park Place Orland Park, IL

STRATEGIC JOINT VENTURE WITH PGGM Formed venture with PGGM (Dutch pension fund administrator/asset manager) 2Q10 -- new growth initiative for IRC (JV ownership: IRC 55%, PGGM 45%) Target up to $270 MM in acquisitions of grocery anchored & community retail centers in Midwest Projected total venture size at full investment: $500 MM Initial contributions 7/2010: PGGM $20 MM of equity, IRC 4 properties with gross equity value of $45 MM Subsequent commitments: PGGM: Additional $110 MM of equity -- $50 MM towards contributed properties, plus $60 MM of growth capital toward new acquisitions IRC: Additional properties contributed only as new assets are acquired Acquisitions completed for JV to date: $98 MM in total acquisition value The Point at Clark (6/2010) Diffley Marketplace (10/2010) Joffco Square (1/2011) Red Top Plaza (6/2011) Champlin Marketplace (9/2011) The Point at Clark (Chicago, IL) Diffley Marketplace (Eagan, MN)

STRATEGIC JOINT VENTURE WITH PGGM Joint Venture Structure IRC Subsequent Contributions 9 Properties $186MM Gross Value PGGM Subsequent Cash Contributions $50MM PGGM Growth Capital Future Property Acquisitions Cash $60MM Future Property Acquisitions $270MM Gross Value IRC PGGM JOINT VENTURE Target Portfolio Gross Value $500MM Equity Ownership: 55% IRC / 45% PGGM Timing Matched IRC Initial Property Contribution 4 Properties $45MM Gross Value PGGM Initial Cash Contribution $20MM

STRATEGIC JOINT VENTURE WITH PGGM Unique Joint Venture Provides Benefits IRC-PGGM joint venture is immediately accretive way to generate up to $130 MM of growth capital Monetizes equity value of IRC assets while retaining operating control Gains on sale become IRC contributions toward new acquisitions Dilution from initial seeding managed away with matched contributions/acquisitions Expected to generate approximately $1.7 MM annual net fee income to IRC at full investment

$3.4 MM $3.3 MM $1.6 MM $4.6 MM $3.6 MM $4.2 MM JOINT VENTURE FEE INCOME Total joint venture fee income compound annual growth rate 22% (2006-2010) IPCC JV: generated over $13 MM of acquisition & property management fee income 2006-3Q111 NYSTRS JV: provided $6.9 MM of fee income 2006-3Q11 1 Source: Company and company filings as of 9/30/11 Notes: (1) Property management JV fee income includes leasing commissions. (2) “Other JV “includes NYSTRS, PGGM, TMK, NARE, Hastings and Pine Tree (Orchard Crossing). TOTAL JOINT VENTURE FEE INCOME PROPERTY/ASSET MANAGEMENT JV FEE INCOME ONLY IPCC JV Other JV 2 $20.7 MM $ 9.7 MM $1.1 MM $1.2 MM $1.7 MM $1.9 MM $1.9 MM $1.9 MM

IRC has built a solid foundation for future growth Necessity & value-based retail in high barrier to entry markets should outperform other retail real estate over time Centers impacted by big-box vacancies have been re-tenanted with high credit quality, best-in-class retailers that drive additional traffic, attract other retailers and enhance the value of our centers IRC is growing assets under management and income through capital efficient joint ventures Senior management team has experience successfully managing through economic cycles Senior management averages 20+ years real estate experience Independent board members include two well-respected former CEOs of public shopping center companies IRC is executing a long term capital plan that has strengthened its financial position and provides ongoing flexibility SUMMARY

FORWARD-LOOKING STATEMENTS Certain statements in this presentation constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of the business and industry, the economy and other future conditions. These statements are not guarantees of future performance, and investors should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or forecasted in the forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2010, as may be updated or supplemented by our Form 10-Q filings. These factors include, but are not limited to: market and economic challenges experienced by the U.S. economy or real estate industry as a whole, including dislocations and liquidity disruptions in the credit markets; the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; competition for real estate assets and tenants; impairment charges; the availability of cash flow from operating activities for distributions and capital expenditures; our ability to refinance maturing debt or to obtain new financing on attractive terms; future increases in interest rates; actions or failures by our joint venture partners, including development partners; and other factors that could affect our ability to qualify as a real estate investment trust. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.